EXHIBIT 99.2

© 2021 The Joint Corp. All Rights Reserved. 1 Q1 2021 Financial Results As of March 31, 2021 | Reported on May 6, 2021

Safe Harbor Statement © 2021 The Joint Corp. All Rights Reserved. 2 Certain statements contained in this presentation are "forward - looking statements” about future events and expectations. Forward - looking statements are based on our beliefs, assumptions and expectations of industry trends, our future financial and operating performance and our growth plans, taking into account the in formation currently available to us. These statements are not statements of historical fact. Forward - looking statements involve risks and uncertainties that may cause our actual results to differ material ly from the expectations of future results we express or imply in any forward - looking statements, and you should not place undue reliance on such statements. Factors that could contribute to these differ enc es include, but are not limited to, the continuing impact of the COVID - 19 outbreak on the economy and our operations (including temporary clinic closures, shortened business hours and reduced patient de mand), our failure to develop or acquire company - owned or managed clinics as rapidly as we intend, our failure to profitably operate company - owned or managed clinics, and the other factors descr ibed in “Risk Factors” in our Annual Report on Form 10 - K as filed with the SEC for the year ended December 31, 2020, as updated or revised for any material changes described in any subsequently - filed Quarter ly Reports on Form 10 - Q or other SEC filings. We anticipate filing our Quarterly Report on Form 10 - Q for the quarter ended March 31, 2021 on or around May 7, 2021. Words such as, "anticipates," "beli eves," "continues," "estimates," "expects," "goal," "objectives," "intends," "may," "opportunity," "plans," "potential," "near - term," "long - term," "projections," "assumptions," "projects," "guidance," "for ecasts," "outlook," "target," "trends," "should," "could," "would," "will," and similar expressions are intended to identify such forward - looking statements. We qualify any forward - looking statements entirely by these cautionary factors. We assume no obligation to update or revise any forward - looking statements for any reason or to update the reasons actual results could differ materially from those anticip ated in these forward - looking statements, even if new information becomes available in the future. Comparisons of results for current and any prior periods are not intended to express any future tren ds or indications of future performance, unless expressed as such, and should only be viewed as historical data. Business Structure The Joint Corp. is a franchisor of clinics and an operator of clinics in certain states. In Arkansas, California, Colorado, D ist rict of Columbia, Florida, Illinois, Kansas, Kentucky, Maryland, Massachusetts, Michigan, Minnesota, New Jersey, New York, North Carolina, Oregon, Pennsylvania, Rhode Island, South Dakota, Tennessee, Washi ngt on, West Virginia and Wyoming, The Joint Corp. and its franchisees provide management services to affiliated professional chiropractic practices.

© 2021 The Joint Corp. All Rights Reserved. 3 BUILD BRAND INCREASE AWARENESS ATTRACT NEW PATIENTS OPEN NEW CLINICS Revolutionizing Access to Chiropractic Care As an essential healthcare service, The Joint Chiropractic’s mission is to improve the quality of life through routine and affordable chiropractic care.

Resilient Business Model Continues to Deliver 4 Q1 2021 Q1 2020 Revenue $17.5M Up 29% Op. Income $2.0M Up 162% Adjusted EBITDA 2 $3.5M Up 108% Unrestricted cash $17.8 M at Mar. 31, 2021, compared to $20.6M Dec. 31, 2020 © 2021 The Joint Corp. All Rights Reserved. 1 Comparable sales include only the sales from clinics that have been open at least 13 or 48 full months and exclude any clinics that have permanently closed. 2 Reconciliation of Adjusted EBITDA to GAAP earnings is included in the Appendix. 28 % Increase in sy stem - wide sales Q1 2021 over Q1 2020 21% In crease in comp sales 1 for all clinics >13 months in operation Q1 2021 over Q1 2020 14 % In crease in comp sales 1 for all clinics >48 months in operation Q1 2021 over Q1 2020

Awards for Outstanding 2020 Performance © 2021 The Joint Corp. All Rights Reserved. 5 • 15 clinics Achieved GO Elite status in 2020* $1.5M+ The undisputed sales champion achieved over $1.5M in sales for the second year in a row. 169 clinics Achieved more than $550k in sales in 2020, up 19% from 2019. *GO Elite clinics acquired during their Grand Opening over 400 patients and recorded more than $30,000 in sales in the first 2 m onths of operations.

12 26 82 175 242 265 309 352 394 453 515 527 4 47 61 47 48 60 64 65 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Q1-21 TOTAL CLINICS OPEN Franchise Company Owned/Managed Surpassed 600 Clinics in April 2021, Driving to 1,000 Clinics by the End of 2023 © 2021 The Joint Corp. All Rights Reserved. 6 Q1 2020 Q1 2021 Franchise Licenses Sold 24 26 Total New Franchised Clinics Opened 16 12 Greenfield Clinics Opened 1 1 Franchised Clinics Acquired 0 0 Clinics in Development 212 260 370 399 442 513 312 246 579 592

37 99 126 121 26 Dec. 31, 2017 Dec. 31, 2018 Dec. 31, 2019 Dec. 31, 2020 Mar. 31, 2021 616 715 841 962 988 Dec. 31, 2017 Dec. 31, 2018 Dec. 31, 2019 Dec. 31, 2020 Mar. 31, 2021 112 155 204 253 260 Dec. 31, 2017 Dec. 31, 2018 Dec. 31, 2019 Dec. 31, 2020 Mar. 31, 2021 Franchise License Sales Drive Growth © 2021 The Joint Corp. All Rights Reserved. 7 1 Of the 988 franchise licenses sold as of March 31, 2021, 260 are in active development, 592 are currently operating and the b ala nce represents terminated/closed licenses. • 81% sold by RDs in 2020 • 68% of clinics supported by 21 RDs at Mar. 31, 2021 • RDs cover 57% of Metropolitan Statistical Areas (MSAs) at Mar. 31, 2021 Gross Cumulative Franchise Licenses Sold 1 Franchise Licenses Sold Annually 26 Franchise Licenses Sold in Q1 2021 Clinics in Active Development 1

Surging New Patient Acquisition in March © 2021 The Joint Corp. All Rights Reserved. 8 All - Time Record Multiple Factors Driving Momentum on New Patient Counts • Increases in local advertising spending by franchisees • Continued success of brand building efforts • Growing strength of regional marketing co - ops • Innovation in marketing technology platforms • Easing of COVID - related restrictions by local governments Average new patient count per clinic 11% higher in March 2021 than prior record in March 2019

Finalizing New IT Platform 9 • Improving capabilities: POS, financial systems, business intelligence, marketing automation, and patient feedback • Implement robust training and certification • Formal rollout targeted for summer 2021 © 2021 The Joint Corp. All Rights Reserved.

Q1 2021 Financial Results 10 $ in M 1 Q1 2021 Q1 2020 Differences Revenue • Corporate clinics • Franchise fees $17.5 9.5 8.0 $13.6 7.3 6.3 $3.9 2.2 1.7 29% 30% 27% Cost of revenue 1.8 1.5 0.3 19% Sales and marketing 2.5 2.1 0.4 21% Depreciation and amortization 1.2 0.7 0.5 79% G&A 10.1 8.7 1.4 16% Operating Income 2.0 0.8 1.2 162% Tax Benefit 0.4 0.1 0.3 354% Net Income/(Loss) 2.3 0.8 1.5 82% Adj. EBITDA 3 3.5 1.6 1.8 108% 1 Due to rounding, numbers may not add up precisely to the totals. 2 Recognized the reversal of the tax valuation allowance of $8.9 million. 3 Reconciliation of Adjusted EBITDA to GAAP earnings is included in the Appendix. © 2021 The Joint Corp. All Rights Reserved. Unrestricted cash $17.8 M at Mar. 31, 2021, compared to $20.6M at Dec. 31, 2020

Raising 2021 Financial Guidance 11 1 The guidance provided on March 5, 2021: Revenue expected between $73M and $77M and Adjusted EBITDA expected between $10.5M an d $ 12M. 2 Reconciliation of Adjusted EBITDA to GAAP earnings is included in the appendix. | 3 Through a combination of both greenfields and buybacks. $ in M 2020 Actual 2021 Low Guidance 2021 High Guidance Revenues 1 $58.7 $73.5 $77.5 Adjusted EBITDA 1,2 $9.1 $11.0 $12.5 New Franchised Clinic Openings 70 80 100 New Company - owned/Managed Clinics 3 4 20 30 © 2021 The Joint Corp. All Rights Reserved.

Substantial Opportunity for Market Share Growth © 2021 The Joint Corp. All Rights Reserved. 12 1 Bureau of Labor Statistics, U.S. Department of Labor, Occupational Outlook Handbook, 2016 - 17 Edition| 2 IBIS US Industry Report, Chiropractors in the US, April 2020 3 Internal Chiropractic Competitive Analysis, August 2019 | 4 Apex Reimbursement Specialists, Inc., 2018 The Joint Chiropractic $220M, 1% Other Chains 3 $300M, 2% Independents $15.5B, 97% • Annual spending on back pain: $90B 1 • Chiropractic care: $16B 2 • Total chains make up ~3% of chiropractic 3 • By contrast, dentistry chains (DSOs) account for nearly 12% 4

Resilient Business Model Drives Long - term Growth 13 People will continue to seek more noninvasive, holistic ways to manage their pain. We’ll be there to treat them. System - wide Gross Sales ($ in M) 70% CAGR 1 (2010 - 2020) The Joint Corp. 10 - yr. CAGR 70% 1 vs. Industry CAGR 1.4% 2* 1 For the period ended Dec. 31, 2020 | 2 IBIS US Industry Report, Chiropractors in the US, April 2020 - CAGR projected 2020 - 2025. © 2021 The Joint Corp. All Rights Reserved. $1.3 $2.8 $8.1 $22.3 $46.2 $70.1 $98.6 $126.9 $165.1 $220.3 $260.0 $77.8 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Q1-21

Non - GAAP Measure Definition 14 This presentation includes non - GAAP financial measures. System - wide sales include sales at all clinics, whether operated by the company or by fran chisees. While franchised sales are not recorded as revenues by the company, management believes the information is important in understandi ng the company’s financial performance, because these sales are the basis on which the company calculates and records royalty fees and are indicative of the financia l h ealth of the franchisee base. Comp sales include the sales from both company - owned or managed clinics and franchised clinics that in each case have been open at least 13 full months and exclude any clinics that have closed. EBITDA and Adjusted EBITDA are presented because they are important measures used by management to assess financial performan ce, as management believes they provide a more transparent view of the Company’s underlying operating performance and operating trends than GAAP measures alone. Reconciliat ion s of net loss to EBITDA and Adjusted EBITDA are presented where applicable. The Company defines EBITDA as net income/(loss) before net interes t, tax expense, depreciation, and amortization expenses. The Company defines Adjusted EBITDA as EBITDA before acquisition - related expenses, bargain purchase net gain, gain/(loss) on disposition or impairment, and stock - based compensation expenses. EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or cash flows from operat ion s, as determined by accounting principles generally accepted in the United States, or GAAP. While EBITDA and Adjusted EBITDA are frequently used as measures of financial performance and the ability to meet debt service requirements, they are not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the methods of calculation. EBITDA and Adjusted EBITDA should be reviewed in conjunction with the Company’s financial statements fil ed with the SEC. © 2021 The Joint Corp. All Rights Reserved.

Q1 2021 Segment Results 15 2021 Q1 © 2021 The Joint Corp. All Rights Reserved.

GAAP – Non - GAAP Reconciliation 16 © 2021 The Joint Corp. All Rights Reserved.

Jake Singleton, CFO jake.singleton@thejoint.com The Joint Corp. | 16767 N. Perimeter Dr., Suite 110, Scottsdale, AZ 85260 | (480) 245 - 5960 https://www.facebook.com/thejointchiro @ thejointchiro https://twitter.com/thejointchiro @ thejointchiro https://www.youtube.com/thejointcorp @ thejointcorp Peter D. Holt, President and CEO peter.holt@thejoint.com The Joint Corp. | 16767 N. Perimeter Dr., Suite 110, Scottsdale, AZ 85260 | (480) 245 - 5960 Kirsten Chapman, LHA Investor Relations thejoint@lhai.com LHA Investor Relations | One Market Street, Spear Tower, Suite 3600, San Francisco, CA 94105 | (415) 433 - 3777 17 The Joint Corp. Contact Information © 2021 The Joint Corp. All Rights Reserved.